U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2020

TAITRON COMPONENTS INCORPORATED

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-25844 (Commission File Number)	95-4249240 (I.R.S. Employer Identification No.)

28040 WEST HARRISON PARKWAY, VALENCIA, CALIFORNIA 91355

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (661) 257-6060

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	TAIT	NASDAQ Capital Market

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K (the “Report”) of Taitron Components Incorporated (the “Company”) is being filed solely to provide the Exhibit 16.1 letter from the Company’s former auditor, TAAD LLP which the Company received too late on April 17, 2020 to be included on our original Report also filed on same date. No changes have been made to the information presented below in item 4.01.

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm

On April 13, 2020, Taitron Components Incorporated (the “Company”) dismissed TAAD LLP (“TAAD”) as its independent registered public accounting firm. The Audit Committee of the Board of Directors of the Company approved the decision to dismiss TAAD. The dismissal of TAAD followed the decision of the Company to seek alternative proposals from independent auditing firms to audit the consolidated financial statements of the Company.

TAAD’s audit report on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the most recent fiscal year ended December 31, 2019 and the subsequent period through the date of this report, there were: (i) no disagreements between the Company and TAAD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of TAAD, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided TAAD with a copy of the disclosures it is making in this Current Report on Form 8-K prior to the time it was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that TAAD furnish a letter addressed to the SEC be provided within ten (10) days stating whether or not it agrees with the statements made herein, and if not, stating the respects in which it does not agree.

(b) Engagement of new independent registered public accounting firm

On April 13, 2020, the Company engaged Ramirez Jimenez International CPAs (“RJI”) as its independent registered public accounting firm. During the Company's two most recent fiscal years ended December 31, 2019 and December 31, 2018 and the subsequent interim period through the date of this report, the Company did not consult with RJI regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

d.	Exhibit

16.1  -  Letter from TAAD LLP to the SEC, dated April 17, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TAITRON COMPONENTS INCORPORATED

Dated: April 21, 2020	By:	/s/ David Vanderhorst
David Vanderhorst
Chief Financial Officer